October 20, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration No. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

October 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          October 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   October 20, 2003




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:         10-Oct-03
Determination Date:      14-Oct-03
Monthly Payment Date:    15-Oct-03
Collection Period Ending:30-Sep-03

ICOLLECTION ACCOUNT SUMMARY

 Principal and Interest Payments Received (including Prepayments)                                                  3,922,881.85
 Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       53,932.30
 Current Monthly Interest Shortfall/Excess                                                                           -98,477.43
 Recoup of Collection Expenses                                                                                        -3,605.17
 Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
 Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                   3,874,731.55

ISIMPLE INTEREST EXCESS OR SHORTFALLS

 Amount of Interest Payments Due During the Collection Period for Receivables                                        856,870.21
 Amount of Interest Payments Received During the Collection Period                                                   955,347.64
 for Receivables
 Amount of Current Month Simple Interest Excess/Shortfall                                                            -98,477.43

ICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

 Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
 of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
 Beginning Reserve Account Balance                                                                                 2,808,982.68
 Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
 Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Princip              0.00
 Reserve Account Investment Earnings                                                                                   1,770.85
 Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -1,770.85
 and over-collateralization amounts has been met)
 Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
 Total Ending Reserve Balance                                                                                      2,808,982.68

ICOLLECTIONS ON RECEIVABLES

a)
 Interest Payments Received                                                                                          955,347.64
 Scheduled Principal Payments Received                                                                               854,338.04
 Principal Prepayments Received                                                                                    2,113,196.17
 Total Interest and Principal Payments Received                                                                    3,922,881.85

b)
 Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     141,433.16
 minus  Reasonable Expenses                                                                                           87,500.86
 Net Liquidation Proceeds                                                                                             53,932.30
 Amount Allocable to Interest                                                                                              0.00
 Amount Allocable to Principal                                                                                        53,932.30

c)
 Amount Allocable to Interest                                                                                              0.00
 Amount Allocable to Principal                                                                                             0.00

                                                                                                                   3,976,814.15
VCALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                 124,195,707.96
 multiplied by Servicer Fee Rate                                                                                          0.50%
 divided by Months per Year                                                                                                  12
                                                                                                                      51,748.21

                                                                                                                         708.33


VPOOL BALANCE AND PORTFOLIO PERFORMANCE

a)
 Initial Pool Balance                                                                                            374,531,023.45
 Pool Balance as of Preceding Accounting Date                                                                    124,195,707.96
 Pool Balance as of the Current Accounting Date                                                                  121,040,020.90
 Age of Pool in Months                                                                                                       51

a.2)
 Aggregate Note Balance as of Preceding Accounting Date                                                          122,953,750.88
 Aggregate Note Balance as of Current Accounting Date                                                            119,829,620.69
b)

      Current Month      Number of Loans        Principal Balance            Percentage
 30-59 Days Delinquent         26                   711,643.93                 0.588%
 60-89 Days Delinquent          8                   184,514.51                 0.152%
 90-119 Days Delinquent         5                   258,612.04                 0.214%
 120+ Days Delinquent           0                      0.00                    0.000%
 Defaults for Current Per       7                   188,152.85                 0.155%
 Cumulative Defaults           401                14,231,855.42                11.758%
 Cumulative Recoveries                             6,386,121.61                5.261%


 Current Month Realized Losses                                                                                       188,152.85
 Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.050%
 Preceding Realized Losses                                                                                           139,795.29
 Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.037%
 Second Preceding Realized Losses                                                                                    159,521.22
 Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.043%
 Cumulative Realized Losses                                                                                        7,863,733.81
 Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.100%

VDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                     0.32317756
                                                                                                                     0.31994580

a)                                                                                                                    43,289.75
                                                                                                                           0.00

b)
 Class A-1                                                                                                                 0.00
 Class A-2                                                                                                                 0.00
 Class A-3                                                                                                                 0.00
 Class A-4                                                                                                            75,742.12
 Class A-5                                                                                                           211,728.83
 Class A-6                                                                                                           314,456.13
 Class B                                                                                                              55,943.93
 Class C                                                                                                              49,440.60

                                                                                           Noteholders' Monthly
                                                                              Beginning    Principal Distribu      Ending
                                                                               Balance           Amount           Balance
                                                                                                                 <C.
 Class A-1                                                                           0.00                0.00              0.00
 Class A-2                                                                           0.00                0.00              0.00
 Class A-3                                                                           0.00                0.00              0.00
 Class A-4                                                                  13,667,750.88        3,124,130.19     10,543,620.69
 Class A-5                                                                  37,585,000.00                0.00     37,585,000.00
 Class A-6                                                                  54,847,000.00                0.00     54,847,000.00
 Class B                                                                     9,363,000.00                0.00      9,363,000.00
 Class C                                                                     7,491,000.00                0.00      7,491,000.00


c)                                                                                                                    31,556.87
                                                                                                                     -31,556.87


VPOOL STATISTICS

                                                                                                                          8.88%
                                                                                                                            130


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       3,874,731.55
Plus:     Trustee Fee                                                                                                    708.33

TOTAL WIRE TO CHASE                                                                                                3,875,439.88

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                   0.00
